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                                                                    Exhibit 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Moore-Handley, Inc. 1991 Incentive Compensation Plan of our report dated March 30, 2002, with respect to the financial statements of Moore-Handley, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 2001, filed with the Securities and Exchange Commission.

                                                     /s/   ERNST & YOUNG LLP




Birmingham, Alabama
April 15, 2002